SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 9, 2003

IDINE REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 North Riverside Plaza, Suite 950 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

Effective December 9, 2003, iDine Rewards Network Inc. changed its name to Rewards Network Inc. The American Stock Exchange ticker symbol, “IRN,” remains the same.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDINE REWARDS NETWORK INC.

By:	/S/ BRYAN R. ADEL

Bryan R. Adel Vice President, General Counsel and Secretary

Dated: December 9, 2003

3